UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: September 23, 2019

NORTHWEST INDIANA BANCORP

(Exact name of registrant as specified in its charter)

Indiana	000-26128	35-1927981
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9204 Columbia Avenue

Munster, Indiana 46321

(Address of principal executive offices) (Zip Code)

(219) 836-4400

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company        

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     

Item 7.01.	Regulation FD Disclosure

On September 25 and 26, 2019, NorthWest Indiana Bancorp (the “Bancorp”) will present financial and other information at the Stephens Private Bank Forum in Little Rock, Arkansas. The slides for the presentation are attached as Exhibit 99.1 to this report and are incorporated by reference into this Item 7.01. This information is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. The filing of this report shall not been deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by reason of Regulation FD.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Slide presentation for the Stephens Private Bank Forum on September 25 and 26, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 23, 2019

NORTHWEST INDIANA BANCORP

By:	/s/ Robert T. Lowry
	Name:	Robert T. Lowry
	Title:	Executive Vice President, Chief
Financial Officer and Treasurer